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                                                                   EXHIBIT 10.16

                               ABERCROMBIE & FITCH

                                   STOCK AWARD
                             STOCK OPTION AGREEMENT
                           ACKNOWLEDGEMENT OF RECEIPT

This Stock Option Agreement is entered into by and between Abercrombie & Fitch (the "Company"), and the Director of the Company whose name appears below (the "Director") in order to set forth the terms and conditions of Options granted to the Director under The Abercrombie & Fitch 1996 Stock Plan for Non-Associate Directors (1998 Restatement, as amended) (The "Plan").

           DIRECTOR'S NAME:

           SOCIAL SECURITY #:

           ADDRESS:

           # OPTIONS:

           DATE OF GRANT:

           GRANT PRICE:

           OPTION TYPE:                NON-QUALIFIED

           VESTING:                    Shares vest over four years
                                       25% / 25% / 25% / 25%

Subject to the attached Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, the Company hereby grants to the Director Options to purchase shares of Common Stock of the Company, as outlined above.

The Company and the Director have executed this Agreement as of the Date of Grant set forth above.

ABERCROMBIE & FITCH                        DIRECTOR

_____________________________________      _____________________________________
Michael Jeffries, Chairman and Chief
 Executive Officer